AMENDMENT NO. 1
                                       TO
                           LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (the "AMENDMENT"), is entered into this 28th day of March, 2003, by and between INSIGHTFUL
CORPORATION, a Delaware corporation ("BORROWER"), and SILICON VALLEY BANK, ("BANK"). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

                                    RECITALS

     A. Borrower and Bank have entered into that certain Loan and Security Agreement dated as of March 29, 2002 (the "LOAN AGREEMENT"), pursuant to which the Bank has agreed to extend and make available to Borrower certain advances of money.

     B.     Borrower  desires  that Bank (1) make additional Equipment Advances,
(2)  reduce  the Unfunded Capital Expenditures to be maintained by Borrower, and
(3) extend the Revolving Maturity Date, upon the terms and conditions more fully set forth herein.

     C. Subject to the representations and warranties of Borrowers herein and upon the terms and conditions set forth in this Amendment, Bank has agreed to make such additional advances and is willing to so amend the Loan Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

     1.   AMENDMENTS  TO  LOAN  AGREEMENT.

          1.1 SECTION 2.1.4 (EQUIPMENT ADVANCES). SECTIONS 2.1.4(A) and (B) of the Loan Agreement are amended by replacing the text thereof with the following:

          (A)  At  any  time  from  the  date  hereof  through  the  Tranche  A
     Availability  End  Date,  Tranche  C  Availability  End  Date, or Tranche D
     Availability End Date, as applicable, Bank agrees to make advances to Borrower in three tranches, Tranche A Equipment Advances, Tranche C Equipment Advances, and Tranche D Equipment Advances (each an "EQUIPMENT ADVANCE" and collectively, the "EQUIPMENT ADVANCES"). Borrower may request a Tranche A Equipment Advance at any time from the Closing Date through and until the earlier to occur of (a) the Tranche A Availability End Date and
     (b)  the  termination  of  Bank's  obligation  to advance money pursuant to
     Section 9.1(b). Borrower may request a Tranche C Equipment Advance at any time from the Effective Date through and until the earlier to occur of (a) the Tranche C Availability End Date and (b) the termination of Bank's obligation to advance money pursuant to Section 9.1(b). Borrower may request a Tranche D Equipment Advance at any time from the Tranche C Availability End Date through and until the earlier to occur of (a) the Tranche D Availability End Date and (b) the termination of Bank's obligation to advance money pursuant to Section 9.1(b) (the "TRANCHE D

     AVAILABILITY PERIOD"). The aggregate outstanding amount of Tranche C Equipment Advances and Tranche D Equipment Advances shall not at any time exceed the Committed Equipment Line. The Equipment Advances may only be used to finance or refinance Eligible Equipment purchased on or after 90 days before the date of each Equipment Advance and may not exceed 100% of the corresponding invoice. Notwithstanding the foregoing, Borrower may use up to 25% of each Equipment Advance to finance transferable software licenses, leasehold improvements and soft costs relating to Eligible
     Equipment (including sales tax, shipping, warranty charges, freight and installation expenses).

          (b) Interest accrues from the date of each Equipment Advance at the rate specified in Section 2.3(a) and is payable monthly through the Tranche A Equipment Maturity Date (with respect to Tranche A Equipment Advances) or the Equipment Maturity Date (with respect to Tranche C Equipment Advances and Tranche D Equipment Advances).

               (i) TRANCHE A EQUIPMENT ADVANCES. Any Tranche A Equipment Advances that are outstanding on the Tranche A Availability End Date shall be due and payable in 42 equal monthly installments of principal plus interest, beginning on the first day of the month immediately following the Tranche A Availability End Date, and continuing on the first day of each month thereafter through the Tranche A Equipment Maturity Date, at which time all amounts due in connection with Tranche A Equipment Advances shall be immediately due and payable.

               (ii) TRANCHE C EQUIPMENT ADVANCES. Any Tranche C Equipment Advances that are outstanding on the Tranche C Availability End Date shall be due and payable in 42 equal monthly installments of principal plus interest, beginning on the first day of the month immediately following the Tranche C Availability End Date, and continuing on the first day of each month thereafter through the Equipment Maturity Date, at which time all amounts due in connection with Tranche C Equipment Advances shall be immediately due and payable.

               (iii) TRANCHE D EQUIPMENT ADVANCES. Any Tranche D Equipment Advances that are outstanding on the Tranche D Availability End Date shall be due and payable in 36 equal monthly installments of principal plus interest, beginning on the first day of the month immediately following the Tranche D Availability End Date, and continuing on the first day of each month thereafter through the Equipment Maturity Date, at which time all amounts due in connection with Tranche D Equipment Advances shall be immediately due and payable.

          1.2      SECTION 6.7  (FINANCIAL  COVENANTS).   SECTION  6.7(B) of the
Loan  Agreement  is  amended  by  replacing the text thereof with the following:

          (b) MAXIMUM UNFUNDED CAPITAL EXPENDITURES. Borrower's Unfunded Capital Expenditures shall not exceed $1,500,000 in any calendar year.

          1.3 SECTION 13 (AMENDED DEFINITIONS). The following terms and their respective definitions set forth in SECTION 13.1 of the Loan Agreement are amended in their entirety and replaced with the following:

          (a)  "COMMITTED  EQUIPMENT  LINE"  is  a  Credit  Extension  of  up to
     $750,000.

          (b)  "EQUIPMENT  MATURITY  DATE"  is  March  27,  2007.

          (c)  "REVOLVING  MATURITY  DATE"  is  March  27,  2004.

          (d) "TRANCHE A EQUIPMENT ADVANCE" or "TRANCHE A EQUIPMENT ADVANCES" is a loan advance (or advances) under the Tranche A Committed Equipment Line in an amount not to exceed the amount available under the Tranche A Committed Equipment Line.

          1.4 SECTION 13 (DELETED DEFINITIONS). SECTION 13.1 of the Loan Agreement is amended by deleting the following terms and their respective definitions in their entirety from such Section:

          (a)  "TRANCHE  B  EQUIPMENT ADVANCE" or "TRANCHE B EQUIPMENT ADVANCES"

          (b)  "TRANCHE  B  AVAILABILITY  END  DATE"

          1.5 SECTION 13 (ADDITIONAL DEFINITIONS) SECTIO 13.1 of the Loan Agreement is amended by inserting the following terms and their respective definitions in the proper alphabetical order of such Section:

          (a)  "EFFECTIVE  DATE"  is  March  28,  2003.

          (b) "TRANCHE A COMMITTED EQUIPMENT LINE" is a Credit Extension of up to $450,000.

          (c)  "TRANCHE  A  EQUIPMENT  MATURITY  DATE"  is  March  28,  2006.

          (d)  TRANCHE  C  AVAILABILITY  END  DATE"  means  September  27, 2003.

          (e) "TRANCHE C EQUIPMENT ADVANCE" or "TRANCHE C EQUIPMENT ADVANCES" is a loan advance (or advances) under the Committed Equipment Line in an amount not to exceed the amount available under the Committed Equipment Line.

          (f)  "TRANCHE  D  AVAILABILITY  END  DATE"  means  March  27,  2004.

          (g) "TRANCHE D EQUIPMENT ADVANCE" or "TRANCHE D EQUIPMENT ADVANCES" is a loan advance (or advances) under the Committed Equipment Line drawn during the Tranche D Availability Period in an amount not to exceed the lesser of (a) the amount available under the Committed Equipment Line and
     (b)  $375,000.

          1.6 EXHIBIT D, "COMPLIANCE CERTIFICATE" of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit
                                                                         -------
     A  attached hereto.
     -

     2. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

          (a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

          (b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

          (c) the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

          (d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower; and

          (e) this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

          3. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or
(b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

     4. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

          4.1 AMENDMENT. Borrower and Bank shall have duly executed and delivered this Amendment to Bank.

          4.2 PAYMENT OF COMMITTED REVOLVING LINE COMMITMENT FEE. Borrower shall have paid to Bank a fully-earned, non-refundable fee in the amount of $8,750 on or before the Effective Date with respect to the Committed Revolving Line.

          4.3 PAYMENT OF COMMITTED EQUIPMENT LINE COMMITMENT FEE. Borrower shall have paid to Bank a fully-earned, non-refundable fee in the amount of $1,875 on or before the Effective Date with respect to the Committed Equipment Line.

          4.4 PAYMENT OF BANK EXPENSES. Borrower shall have paid all Bank Expenses (including all reasonable attorneys' fees and reasonable expenses) incurred through the date of this Amendment.

     5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

     6. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrowers shall remain in full force and effect.

     7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:                       INSIGHTFUL CORPORATION, a Delaware
                                corporation

                                By:_____________________________________________
                                Printed Name:___________________________________
                                Title:__________________________________________



BANK:                           SILICON VALLEY BANK


                                By:_____________________________________________
                                Printed Name:___________________________________
                                Title:__________________________________________

                                    Exhibit A
                                    ---------

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE
TO:     SILICON  VALLEY  BANK
        701 PIKE STREET, SUITE 1625
        SEATTLE,  WA  98101

FROM:   INSIGHTFUL  CORPORATION

The undersigned authorized officer of INSIGHTFUL CORPORATION ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

PLEASE  INDICATE  COMPLIANCE  STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                  REQUIRED                           COMPLIES
----------------------------------  ---------------------------------  --------
Monthly financial statements + CC   Monthly within 20 days              Yes  No

Annual (Audited)                    FYE within 90 days                  Yes  No

Forms 10-K and 10-Q and
shareholder notices                 10 days after delivery to SEC or
                                    shareholders  Yes  No

A/R & A/P Agings                    Monthly within 20 days              Yes  No

Borrowing Base Certificate          Monthly within 20 days              Yes  No



FINANCIAL COVENANT                 REQUIRED        ACTUAL      COMPLIES
------------------------------  --------------  -------------  --------
MAINTAIN ON A QUARTERLY BASIS:

Net Loss                        Not to exceed
                                $    1,000,000  $____________  Yes  No

MAINTAIN ON A YEARLY BASIS:

Unfunded Capital Expenditures   Not to exceed
                                $    1,500,000  $____________  Yes  No


Have there been updates to Borrower's intellectual property, if appropriate? Yes / No

COMMENTS  REGARDING  EXCEPTIONS:  See  Attached.   -----------------------------
                                                           BANK USE ONLY

Sincerely,                                         Received by:_________________
                                                               AUTHORIZED SIGNER


                                                   Date:________________________
INSIGHTFUL  CORPORATION
                                                   Verified:____________________
________________________________________                       AUTHORIZED SIGNER
Signature
                                                   Date:________________________
________________________________________
Title                                              Compliance Status:  Yes   No
                                                   -----------------------------
________________________________________
Date